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Harding, Loevner Funds, Inc. (the “Fund”)
Statement of Additional Information dated March 1, 2006, as revised March 8, 2006
Supplement dated as of June 19, 2006

The following language in paragraph (c) under the heading "Investment Restrictions” beginning on page 12 of the Fund's Statement of Additional Information is deleted

“In addition, although not a fundamental policy, the Portfolio will repay any money borrowed before any additional portfolio securities are purchased.”

and replaced with the following language:

“In addition, although not a fundamental policy, the Portfolio will not make any additional investments while its borrowings exceeded 5% of such Portfolio’s total assets (taken at market value).”